UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2008

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, North Carolina 27596

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 556-7235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in this report, together with the exhibits attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 11, 2008, Xerium Technologies, Inc. (the “Company”) conducted a conference call regarding its financial results for the quarter ended September 30, 2008. A transcript of the conference call is furnished as Exhibit 99.1 to this Form 8-K. Page 8 of the transcript includes bracketed language to correct inadvertent errors in the information provided on the call. Reconciliations of non-GAAP financial measures discussed on the conference call are included in (a) the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 10, 2008, and is incorporated herein by reference as Exhibit 99.2, (b) the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 6, 2008, and is incorporated herein by reference as Exhibit 99.3, and (c) the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 7, 2008, and is incorporated herein by reference as Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Transcript of investor conference call regarding the third quarter 2008 financial results, held on November 11, 2008.

99.2	Press Release of Xerium Technologies, Inc. dated November 10, 2008 relating to financial results for the quarter ended September 30, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 10, 2008, and incorporated herein by reference).

99.3	Press Release of Xerium Technologies, Inc. dated August 6, 2008 relating to financial results for the quarter ended June 30, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 6, 2008, and incorporated herein by reference).

99.4	Press Release of Xerium Technologies, Inc. dated May 7, 2008 relating to financial results for the quarter ended March 31, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 7, 2008, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: November 17, 2008	By:	/s/ Michael P. O’Donnell
	Name:	Michael P. O’Donnell
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of investor conference call regarding the third quarter 2008 financial results, held on November 11, 2008.

99.2	Press Release of Xerium Technologies, Inc. dated November 10, 2008 relating to financial results for the quarter ended September 30, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 10, 2008, and incorporated herein by reference).

99.3	Press Release of Xerium Technologies, Inc. dated August 6, 2008 relating to financial results for the quarter ended June 30, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 6, 2008, and incorporated herein by reference).

99.4	Press Release of Xerium Technologies, Inc. dated May 7, 2008 relating to financial results for the quarter ended March 31, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 7, 2008, and incorporated herein by reference).